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                                                                    EXHIBIT 10.2

SUBSCRIPTION AGREEMENT



PETsMART.com, Inc.
35 Hugus Alley, Suite 210
Pasadena, CA 91103
Attention:  Tom McGovern, Jr.


          This Subscription Agreement (the "Agreement") is made by and between PETsMART.com, Inc., a Delaware corporation (the "Company"), and PETsMART, Inc., a Delaware corporation (the "Subscriber"), which is subscribing hereby to purchase 1,361,027 shares (the "Shares") of the Company's common stock, $0.001 par value per share ("Common Stock") for a purchase price of $0.36 per share.

          NOW THEREFORE, the parties hereto hereby agree as follows:

     A.   SUBSCRIPTION

          1. The Subscriber hereby irrevocably subscribes to purchase the Shares for an aggregate purchase price of $489,969.72.

          2. The purchase and sale of the Shares will be consummated on February 10, 2000 or such other date as may agreed upon between the Subscriber and the Company (the date of consummation of the purchase and sale of the Shares is hereinafter referred to as the "Closing Date"). On the Closing Date, the Subscriber will pay and deliver to the Company $489,969.72 in the form of a check or wire transfer (the "Payment") payable to "PETsMART.com, Inc.", and the Company will deliver to the Subscriber certificates representing the Shares at the time of purchase.

     B.   REPRESENTATIONS, WARRANTIES AND AGREEMENTS

          1. The Subscriber hereby represents and warrants to, and agrees with the Company, as follows:

               (a) The Shares are being purchased for the Subscriber's own account, and not for the account of any other person, and not with a view to, or for sale in connection with, any distribution or resale to others within the meaning of
                    Section 2(11) or Rule 502(d) promulgated under the Securities Act
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                    of 1933, as amended (the "Act"). The offering and sale of
                    the Shares is intended to be exempt from registration under the Act by virtue of Section 4(2) of the Act. The Subscriber is an "accredited investor" as defined in Rule 501(a) under the Act. No other person has a direct or indirect beneficial interest in such Shares.

               (b) The Subscriber will not sell, hypothecate, or otherwise transfer his or her Shares (except in accordance with the registration requirements of the Act and applicable state securities laws) unless the Subscriber delivers a written opinion of counsel, acceptable in form and substance and addressed to the Company, to the effect that an exemption from the registration requirements of the Act and such state securities laws is available.

               (c) The Company has made available to the Subscriber all documents and information that the Subscriber has requested relating to an investment in the Company. The Subscriber recognizes the Company has only recently been organized and that it has a limited financial or operating history and that investing in the Company involves substantial risks, and has taken full cognizance of and understands all of the risk factors related to the purchase of the Shares. The Subscriber has carefully considered and has, to the extent the Subscriber believes such discussion necessary, discussed with the Subscriber's professional legal, tax and financial advisers the suitability of an investment in the Company and the Subscriber has determined that the Shares are a suitable investment for the Subscriber. The Subscriber has not relied on the Company for any tax or legal advice in connection with the Subscriber's purchase of the Shares.

               (d) All corporate action necessary for the authorization, execution, delivery and performance of the Agreement by the Subscriber has been taken or will be taken prior to the Closing. This Agreement is a valid and binding obligation of the Subscriber, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

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               (e)  The Shares have not been registered under the Act nor qualified under the California Corporate Securities Law of 1968, as amended, or any other applicable state securities or blue sky laws in reliance, in part, on the representations and warranties herein. No federal or state agency has made any finding or determination as to the fairness of this offering for investment, nor any recommendation or endorsement of the Shares. There is no public market for the Shares or any of the Company's securities and there is no certainty that such a market will ever develop. There can be no assurance that the Subscriber will be able to sell or dispose of the Shares.

               (f) The Subscriber shall not sell, transfer, assign, distribute or otherwise make any transfer of the Shares (including, without limitation, any distribution to shareholders, partners, beneficiaries or the like) during the period beginning on the Closing Date and ending 180 calendar days following the earliest of (i) the date the Company has a class of publicly traded equity securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) the date the Company is acquired by an entity with publicly traded equity securities registered pursuant to Section 12(b) of the Exchange Act and the terms of such acquisition provide for the equity securities of the Company to be converted into the equity securities of such other entity, or (iii) January 1, 2008; provided, that the restriction in this sentence
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                    shall not apply to a transfer by the Subscriber to one or
                    more trusts or other entities for the benefit of employees of the Subscriber complying with the provisions of paragraph B.1.(b) above if, prior to such transfer, the transferee agrees to be bound by (and makes the representations, warranties and agreements contained in) this Section B pursuant to a written agreement in form and substance satisfactory to the Company. The restriction in the foregoing sentence is in addition to any other restrictions in this Agreement.

          2. The Company hereby represents and warrants to the Subscriber as follows:

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               (a)  The Company is a corporation duly organized and validly existing under the laws of the State of Delaware and is in good standing under such laws. The Company has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is presently qualified to do business as a foreign corporation in California and there is no other jurisdiction in which the failure to be so qualified would have a material adverse effect on the business or financial condition of the Company.

               (b) The authorized capital stock of the Company consists of 70,000,000 shares of Common Stock and 19,769,648 shares of Preferred Stock, 3,300,000 of which have been designated Series A Preferred, 1,800,000 of which have been designated Series B Preferred Stock, 2,805,770 of which have been designated Series C Preferred Stock and 11,863,878 shares of which have been designated Series D Preferred Stock. The Company has an aggregate of 5,466,464 shares of Common Stock reserved for issuance under its 1999 Stock Plan.

               (c) All corporate action necessary for the authorization, execution, delivery and performance of the Agreement by the Company, and the authorization, sale, issuance and delivery of the Shares has been taken or will be taken prior to the Closing. This Agreement is a valid and binding obligation of the Company, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. At the time of Closing, the issuance of the Shares is not subject to any preemptive rights or rights of first refusal which will not have been complied with or waived.

     C.   MISCELLANEOUS

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          1.   All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular, or plural as the identity of the person or persons may require.

          2. Neither this Agreement nor any provisions hereof shall be waived, modified, changed, discharged, terminated, revoked, or cancelled except by an instrument in writing signed by the party against whom any change, discharge, or termination is sought.

          3. Notices required or permitted to be given under this Agreement shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed to the Company at the address set forth above or, in the case of the Subscriber, at the address provided in this Agreement, or to such other address furnished by notice given in accordance with this paragraph.

          4. Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the Subscriber, or otherwise, or delay by the Company in exercising such right or remedy, shall not operate as a waiver thereof. No waiver by the Company shall be effective unless and until it is in writing and signed by the Company.

          5. This Agreement and all questions relating to its validity, interpretation, performance, and enforcement shall be enforced, governed and construed in accordance with the laws of the State of California, without giving effect to conflict of law principles and shall be binding on the Subscriber and the Subscriber's successors and assigns, and shall inure to the benefit of the Company, its successors and assigns.

          6. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

          7. Any dispute concerning this Agreement shall be submitted to arbitration before a single arbitrator under the then applicable rules of the American Arbitration Association (or any successor thereto or
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                any replacement arbitration tribunal as agreed to by the
                parties). The provisions of Part 3, Title 9 (Sections 1280 et seq.), of the California Code of Civil Procedure will apply to any such arbitration. The arbitration hearing will be held in Los Angeles, California.

          8. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith. This Agreement may be amended only by a writing executed by the Subscriber and the Company.

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                               PETsMART.COM, INC.
                             SUBSCRIPTION AGREEMENT
                                 SIGNATURE PAGE


          This page constitutes the Signature Page for the Agreement. The Subscriber represents to the Company that (a) the information contained in the Agreement is complete and accurate on the date hereof and will be accurate on the Closing Date and may be relied upon by the Company and (b) the Subscriber will notify the Company immediately of any change in any of such information occurring prior to the acceptance of the subscription and will promptly send the Company written confirmation of such change. The Subscriber hereby certifies that he or she has read and understands this Agreement.

          IN WITNESS WHEREOF, the undersigned has executed this Agreement effective as of February 3, 2000.


                              PETsMART.com, Inc.



                              By:  /s/ Tom McGovern
                                   ----------------------------
                                   Name:  Tom McGovern, Jr.
                                   Title: President and CEO
                                   Address:



                              PETsMART, Inc.



                              By:  /s/ Philip L. Francis
                                   ----------------------------
                                   Name: Philip L. Francis
                                   Title:   President and CEO
                                   Address:


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